UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report	3/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **AMT-Free New York Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	0.30%	-4.47%	-0.37%
1-Year	1.17	-3.64	2.66
5-Year	2.57	1.58	2.73
10-Year	4.76	4.25	4.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free New York Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of March 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 2.95% and, unlike its benchmark, produced a positive 6-month cumulative total return. For New York State and New York City residents in the top 2018 tax bracket, the taxable equivalent yield was 4.36% and 4.57%, respectively, as of March 31, 2018. Tax-free income comprised 100% of the total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

At its March meeting, the first with Jerome “Jay” Powell at the helm, the Federal Open Market Committee (FOMC) raised the Fed Funds target rate to a range of 1.50% to 1.75%, citing recent strengthening of the economic outlook. The Fed also indicated that it currently expects to raise this short-term interest rate two more times in 2018, three times in 2019, and two times in 2020. As the FOMC statement notes, “the actual path ... will depend on the economic outlook as informed by incoming data.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 2.87% at the end of this reporting period. At 2.95%, the distribution yield at NAV for this Fund’s Class A shares was 8 basis points higher than the category average.

In all, the Fed Fund rate was raised twice during this reporting period. The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.95%
Dividend Yield with sales charge	2.81
Standardized Yield	2.34
Taxable Equivalent Yield	4.36
Last distribution (3/27/18)	$0.027
Total distributions (10/1/17 to 3/31/18)	$0.170

Endnotes for this discussion begin on page 14 of this report.

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percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and are expected to reach $50 billion a month by year-end 2018.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 57 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve rose and flattened during this reporting period, with long-term yields exhibiting slight changes while the short-term yields changed more significantly. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries at all maturities were higher than municipal yields with comparable maturities as of March 31, 2018. Nonetheless, for any taxpayer, a muni bond with a maturity of 20 years or more would provide more after-tax income than a Treasury security with the same maturity. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In New York State, the $168 billion budget for fiscal year 2019 passed at the end of the reporting period, marking the eighth consecutive year of increased spending. With a current spending gap of $4.4 billion, the new budget proposes $750 million in new taxes and fees raised through opioid drug

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taxes, a corporation windfall tax credit, and an “internet fairness tax” which would require online marketplaces to collect sales tax from all third-party sales to New Yorkers, even if the seller is not located in New York. Other provisions include a 3% increase in school aid, $1.9 billion for energy and environment spending, $70 billion for Medicaid, and $7.4 billion for higher education.

Sales tax revenue for New York’s 62 counties grew nearly 4% during the last calendar year, according to Comptroller Thomas DiNapoli. Sales tax collections are a key indicator of the health of the local economy and the largest source of revenue for programs and services.

The Resorts Worldwide Catskills casino in the town of Monticello opened in February 2018, and in March 2018, the Oneida Nation opened a smoke-free casino in Bridgeport. Although casinos have already been built during the past year in the Finger Lakes, Schenectady, and the Southern Tier, revenues are behind projections at all properties. State officials are nonetheless calling for patience while highlighting that job creation and construction spending have already helped boost local economies.

In March 2018 New York State sold $215.2 million of tax-exempt and taxable general obligation (G.O.) bonds. Proceeds will be used for transportation, education, and environmental purposes. Approximately $69 million will be used to refund a portion of outstanding G.O. bonds.

As of March 31, 2018, New York State’s G.O. bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

In New York City, Mayor Bill de Blasio proposed an $88.7 billion fiscal 2019 budget in February 2018. Facing possible funding cuts from Washington and Albany, the spending plan focuses on maintaining New York City’s general reserve fund at $1 billion and the Retiree Health Benefits Trust Fund at $4.25 billion. The budget also includes $12 million to equip all police department patrol officers with body cameras, $13 million to handle heating needs for residents in low-income housing, and $26 million to build four new pre-K locations.

In December 2017, New York and New Jersey reached a funding pact to pay for half of a new $13 billion rail tunnel under the Hudson River. New York plans to finance $1.75 billion over 35 years through a federal rail loan program to pay its share, while New Jersey will charge progressively steeper train fares during the next 30 years. The Port Authority of New York and New Jersey will also contribute to the project. The federal budget passed in March 2018 included $540 million in funding for tunnel construction.

Work continues at LaGuardia airport where the new Concourse B is scheduled to open in late summer 2018. In addition to lounges and

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    The Rochester Portfolio Managers

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

restaurants, there will be nap pods, individual work stations, and a “New York-style pocket park,” with live vegetation, playgrounds, and artwork by New York artists.

In February 2018, New York City sold approximately $1.4 billion of G.O.s, including approximately $890 million of tax-exempt fixed-rate bonds and $250 million of tax-exempt floating-rate bonds. Proceed swill be used to fund various capital projects.

As of March 31, 2018, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

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    The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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In the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage, scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs. Government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

During this reporting period, the oversight board created by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act), the administration of Gov. Ricardo Rosselló Nevares, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority; the governor’s desire to lend money to and potentially privatize PREPA, the Commonwealth’s electric utility; and the availability of resources to address the needs of Puerto Rican residents still dealing with the aftereffects of the hurricane.

Midway through this reporting period, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. This discovery undermined an earlier assertion by the government that money would run out by December 1, 2017. While the governor has complained about the “incorrect figures” that the oversight board has used, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about the oversight board’s plan to loan $1.3 billion to PREPA, and the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional. The government submitted a new fiscal plan in late January, and both the oversight board and creditors found it lacking. The plan anticipated budget gaps, assumed significant aid from the Federal Emergency Management Agency (FEMA), increased expenses while projecting a sizable population decline, proposed tax cuts, and failed to allocate money to debt payments.

In early February 2018, the oversight board told the governor to revise various fiscal plans by February 12, saying that they did not comply with PROMESA. The next revision of the plan for the Commonwealth anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. A further revision, released in late March, anticipated a surplus of approximately $6 billion by fiscal year 2023. In April 2018, after the end of this reporting period, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion.

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral. Meanwhile,

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municipalities have been barred from receiving loans from the federal government because it says the Commonwealth still has too much cash on hand.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

The situation remained dynamic during the reporting period, and our team continued to pursue negotiated settlements designed to offer Puerto Rico a path forward, strengthen its economy, and improve the quality of life of its residents while providing investors with an appropriate return.

Developments after March 31: In mid-April, Gov. Rosselló proposed reducing a variety of tax rates while creating a new tax on the income of the self-employed. A new draft of the fiscal plan projected a $6.7 billion surplus by 2023 and explained that it was “difficult to forecast with certainty” the Commonwealth’s general fund deceit “because of the protracted delays in issuing annual audited financial statements as well as lack of proper fiscal controls and poor financial management.”

The oversight board and the Rosselló administration continued to disagree about pension cuts, labor reforms, vacation days, and sick leave policies. The board’s push for cuts to pension benefits triggered protests in the streets of San Juan in late April and early May. In the same timeframe, various officials voiced support for bondholders, including José Carrion, the chairman of the oversight board, who asserted that bondholders have priority over pensioners, and Thomas Rivera Schatz,

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president of the Puerto Rico Senate, who told El Nuevo Dia that “the obligations have to be fulfilled.”

In early May, the governor released – and the oversight board quickly rejected – a budget proposal for fiscal year 2019 that lacked allocations for debt service. A revision released midmonth showed $970 million for debt service, which is believed to represent monies held by the Cofina trustee. According to the revised budget proposal, spending for the governor’s office and the Legislature would increase 67% and 33%, respectively, but no debt-service payments would be made from the general fund.

On May 20, the governor and the oversight board announced that they had reached a partial compromise on the 5-year fiscal plan. They agreed to maintain vacation, sick time and Christmas bonuses for the public sector and eliminate regulations that curtailed the government’s ability to dismiss employees. The debate over pension cuts was not resolved. According to the oversight board, the plan would produce a surplus of $6.048 billion by 2023.

In other significant news, a negotiated consensual debt framework designed to resolve the G.O.-Cofina dispute was rejected by the oversight board; the governor signed a law to provide $1 million in recovery funds (from the general fund) to each of the Commonwealth’s 78 municipalities; the governor continued to advocate for the privatization of PREPA, which had $247 million cash on hand as of May 11; and the Commonwealth’s tax revenues reached a historic high in April. As of May 4, the government said it had $2.65 billion in cash.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 450 securities as of March 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 2.9 cents per share at the outset of this reporting period, was reduced to 2.7 cents per share beginning with the February 2018 payout. In all, the Fund distributed 17.0 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Five of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark

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1998 Master Settlement Agreement (MSA), were the Fund’s second largest sector as of March 31, 2018. Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included its largest sector (higher education) and its seventh-through ninth-largest sectors (Special Tax, sales tax revenue, and not-for-profit organizations, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. The higher education sector was the sixth strongest performer this reporting period; the investment-grade bonds we hold in this sector, several of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Securities in the Special Tax sector, the Fund’s seventh-strongest contributor to performance, are backed by various taxes. As of March 31, 2018, this sector included three bonds issued in the Commonwealth of Puerto Rico. The sales tax revenue sector was the second strongest performer this reporting period. Debt-service payments on securities in this sector, almost all of which were issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue. The not-for-profit organization sector was the fourth-strongest performer as of March 31, 2018. Holdings in this sector provided financing to construct and renovate facilities. Among the other top contributors to the Fund’s performance this reporting period was the relatively small sewer utilities sector, which held two securities issued by PRASA (Puerto Rico’s aqueduct and sewer authority) and was the third best-performing sector as of March 31, 2018.

Market conditions during the reporting period caused a number of sectors to detract from the Fund’s total return. The list of detractors as of March 31, 2018, includes the highways/ commuter facilities sector (the Fund’s fourth largest), the G.O. sector (its sixth largest), and the electric utility sector (its eleventh largest); PREPA bonds represented just over half of this sector’s assets and were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the following sectors: hospital/healthcare, real estate, tax increment financing (TIFs), diversified financial services, student housing, and water utilities. Many of these sectors were adversely affected by pricing pressure, which was prevalent among high quality muni securities.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico were slight detractors from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings

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include securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities.

Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Higher Education	11.6%
Tobacco Master Settlement Agreement	10.3
Hospital/Healthcare	7.7
Highways/Commuter Facilities	7.2
Real Estate	7.0
General Obligation	5.6
Special Tax	5.5
Sales Tax Revenue	4.6
Not-for-Profit Organizations	4.5
Marine/Aviation Facilities	4.3

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	6.7%	0.1%	6.8%
AA	28.3	0.0	28.3
A	21.1	0.1	21.2
BBB	14.0	5.6	19.6
BB or lower	13.8	10.3	24.1
Total	83.9%	16.1%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/18

	Without Sales Charge	With Sales Charge
Class A	2.95%	2.81%
Class B	2.07	N/A
Class C	2.08	N/A
Class Y	3.21	N/A
STANDARDIZED YIELDS
For the 30 Days Ended 3/31/18
Class A	2.34%
Class B	1.69
Class C	1.71
Class Y	2.69

TAXABLE EQUIVALENT YIELDS

As of 3/31/18
Class A	4.36%
Class B	3.15
Class C	3.19
Class Y	5.01

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	2.33%
Class B	1.69
Class C	1.71
Class Y	2.69

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	0.30%	1.17%	2.57%	4.76%	6.42%
Class B (ONYBX)	3/1/93	-0.09	0.38	1.75	4.22	4.58
Class C (ONYCX)	8/29/95	-0.08	0.40	1.79	3.97	4.09
Class Y (ONYYX)	1/31/11	0.32	1.32	2.81	N/A	6.28
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-4.47%	-3.64%	1.58%	4.25%	6.27%
Class B (ONYBX)	3/1/93	-5.03	-4.52	1.42	4.22	4.58
Class C (ONYCX)	8/29/95	-1.07	-0.58	1.79	3.97	4.09
Class Y (ONYYX)	1/31/11	0.32	1.32	2.81	N/A	6.28

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

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convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.027 for the 35-day accrual period ended March 27, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on March 27, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0189, $0.0191, and $0.0294, respectively, for the 35-day accrual period ended March 27, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 94 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and New York State tax rate of 46.36% (48.8% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many

15      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

16      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$1,000.00	$1,003.00	$5.61
Class B	1,000.00	999.10	9.51
Class C	1,000.00	999.20	9.46
Class Y	1,000.00	1,003.20	4.40
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.35	5.65
Class B	1,000.00	1,015.46	9.59
Class C	1,000.00	1,015.51	9.54
Class Y	1,000.00	1,020.54	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	1.90
Class C	1.89
Class Y	0.88

18      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—106.7%
New York—92.8%
$165,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	$164,993
125,000	Albany County, NY IDA (Wildwood Programs)[1]	5.000	07/01/2026	124,740
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	523,170
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	523,530
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,044,070
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2027	230,826
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[1]	5.000	05/01/2032	226,508
285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	274,407
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	136,593
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	87,016
110,000	Albany, NY IDA (Sage Colleges)[2]	5.250	04/01/2019	109,131
3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,411,203
8,755,000	Brookhaven, NY IDA (Dowling College)[3,4]	6.750	11/01/2032	6,566,250
215,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[1]	5.250	11/01/2036	244,029
8,850,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000	07/15/2042	9,845,890
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	294,629
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	145,525
160,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1]	5.000	06/01/2035	170,142
695,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1,2]	5.000	04/01/2022	726,164
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.250	04/01/2035	3,622,194
420,000	Build NYC Resource Corp. (Chapin School)[1]	5.000	11/01/2026	505,638
230,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.000	07/01/2018	229,869
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.250	07/01/2023	1,326,100
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.375	07/01/2028	1,685,251
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)[1]	5.750	07/01/2033	792,386
170,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2032	195,389
290,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2036	329,043
320,000	Build NYC Resource Corp. (Manhattan College)[1]	5.000	08/01/2047	358,717

19      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$650,000	Build NYC Resource Corp. (New York Law School)[1]	5.000%	07/01/2041	$703,228
140,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000	08/01/2032	149,927
270,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750	11/01/2030	267,367
25,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2027	25,078
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2028	30,089
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2029	30,087
30,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2030	30,084
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2031	35,099
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2032	35,098
35,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2033	35,096
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2034	40,110
40,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2035	40,108
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2036	45,121
45,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2037	45,119
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2038	50,128
50,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2039	50,124
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2040	55,133
55,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2041	55,131
60,000	Canandaigua & Bristol, NY GO1	5.000	12/15/2042	60,140
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2034	109,306
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2039	108,960
15,000	Deerfield, NY GO1	5.500	06/15/2021	15,073
15,000	Deerfield, NY GO1	5.500	06/15/2022	15,069
15,000	Deerfield, NY GO1	5.500	06/15/2023	15,065
15,000	Deerfield, NY GO1	5.500	06/15/2024	15,064
20,000	Deerfield, NY GO1	5.500	06/15/2025	20,078
20,000	Deerfield, NY GO1	5.600	06/15/2026	20,072
20,000	Deerfield, NY GO1	5.600	06/15/2027	20,070
20,000	Deerfield, NY GO1	5.600	06/15/2028	20,066
25,000	Deerfield, NY GO1	5.600	06/15/2029	25,080
25,000	Deerfield, NY GO1	5.600	06/15/2030	25,078
25,000	Deerfield, NY GO1	5.600	06/15/2031	25,078
25,000	Deerfield, NY GO1	5.600	06/15/2032	25,078
30,000	Deerfield, NY GO1	5.600	06/15/2033	30,090
30,000	Deerfield, NY GO1	5.600	06/15/2034	30,089
30,000	Deerfield, NY GO1	5.600	06/15/2035	30,088
35,000	Deerfield, NY GO1	5.600	06/15/2036	35,101
510,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	527,983
12,200,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.000	07/01/2046	13,527,726
250,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.250	07/01/2025	266,657

20      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$450,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.750%		07/01/2030	$491,940
100,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[1]	5.750		07/01/2040	108,832
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2034	186,082
160,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2036	185,101
235,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2037	271,251
500,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[1]	5.000		07/01/2042	574,530
125,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	125,209
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	291,246
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	246,789
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	147,524
375,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	383,332
950,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	952,470
75,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2031	75,025
74,000,000	Erie County, NY Tobacco Asset Securitization Corp.	8.223	[5]	06/01/2055	3,774,740
635,000	Genesee County, NY IDA (United Memorial Medical Center)[1]	5.000		12/01/2027	635,425
18,750,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	5.982	[5]	01/01/2045	5,082,187
5,000,000	Guilderland, NY IDA (Promenade Albany Senior Living)[1]	5.875		01/01/2052	4,959,550
100,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	113,616
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2029	330,687
80,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2030	90,483
75,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2031	84,447
135,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2032	151,435
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2034	326,784
135,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2035	150,305
110,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2036	122,287
80,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000		07/01/2038	88,604

21      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000%	07/01/2039	$270,857
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2044	216,104
12,265,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2042	13,977,439
13,500,000	Hudson Yards, NY Infrastructure Corp.[6]	5.000	02/15/2045	15,375,803
5,000,000	Hudson Yards, NY Infrastructure Corp.[6]	5.000	02/15/2045	5,694,742
2,250,000	Huntington, NY Local Devel. Corp.[1]	6.500	12/01/2046	2,321,235
1,185,000	L.I., NY Power Authority, Series A1	5.000	09/01/2039	1,314,236
2,970,000	L.I., NY Power Authority, Series A1	5.000	09/01/2044	3,295,750
2,500,000	L.I., NY Power Authority, Series B1	5.000	09/01/2035	2,843,300
1,250,000	L.I., NY Power Authority, Series B1	5.000	09/01/2036	1,418,687
1,680,000	L.I., NY Power Authority, Series B1	5.000	09/01/2041	1,897,442
1,450,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2032	1,575,222
3,200,000	Monroe County, NY IDA (Rochester General Hospital)[1]	5.000	12/01/2046	3,525,664
350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2028	389,847
500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2029	555,515
150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000	01/15/2038	163,896
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	165,703
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250	10/01/2031	83,482
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500	10/01/2041	605,621
1,400,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[1]	5.000	12/01/2036	1,567,888
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher Colleqe)[1]	5.000	06/01/2029	111,767
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher Colleqe)[1]	5.000	06/01/2044	310,804
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher Colleqe)[1]	5.500	06/01/2034	206,005
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher Colleqe)[1]	5.625	06/01/2026	165,166
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher Colleqe)[1]	6.000	06/01/2034	278,120
3,420,000	Nassau County, NY GO1	5.000	01/01/2034	3,871,714
3,415,000	Nassau County, NY GO1	5.000	04/01/2040	3,860,999
65,000	Nassau County, NY IDA (ALIA-ACDS)[1]	6.125	09/01/2018	65,053
1,395,000	Nassau County, NY IDA (ALIA-AP)[1]	7.000	09/01/2028	1,395,837
1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000	01/01/2049	207,495
135,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500	01/01/2032	144,071

22      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700%		01/01/2049	$3,466,219
185,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	186,876
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000		07/01/2031	2,161,520
60,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.761	[5]	06/01/2060	1,589,400
350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2032	383,554
565,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2033	617,274
450,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2034	490,135
200,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2040	215,720
225,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2045	241,504
70,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	69,935
100,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	108,903
150,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	162,330
1,595,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,595,797
2,690,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	2,699,227
15,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	15,208
395,000	NY Counties Tobacco Trust III (TASC)[1]	6.000		06/01/2043	395,553
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	837,207
84,200,000	NY Counties Tobacco Trust V	6.845	[5]	06/01/2055	4,234,418
155,400,000	NY Counties Tobacco Trust V	7.845	[5]	06/01/2060	3,532,242
17,195,000	NY Counties Tobacco Trust VI1	5.625		06/01/2035	18,986,374
2,085,000	NY Counties Tobacco Trust VI1	5.750		06/01/2043	2,301,819
2,895,000	NY Counties Tobacco Trust VI1	6.000		06/01/2043	3,216,258
1,125,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000		06/01/2051	1,176,289
15,475,000	NY MTA[6]	5.250		11/15/2056	17,643,284
5,000,000	NY MTA (Green Bond)[1]	5.000		11/15/2051	5,597,450
10,000,000	NY MTA (Green Bond)[6]	5.250		11/15/2057	11,703,150
17,000,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	18,515,550
2,000,000	NY MTA, Series B1	5.000		11/15/2035	2,274,020
10,000,000	NY MTA, Series B1	5.000		11/15/2037	11,321,700
900,000	NY MTA, Series B1	5.250		11/15/2039	1,025,847
350,000	NY MTA, Series D1	5.000		11/15/2032	387,597
185,000	NY MTA, Series H1	5.000		11/15/2033	204,788
215,000	NY MTA, Series H1	5.000		11/15/2033	243,711
300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2029	336,570
400,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2030	446,296
875,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2032	1,028,913
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2033	1,054,359
575,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2034	671,612
2,550,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2036	2,962,896
2,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	2,898,325
900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	1,043,397
1,900,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2038	2,199,440

23      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$300,000	NY Triborough Bridge & Tunnel Authority[1]	5.000%	11/15/2038	$347,280
2,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2041	2,280,020
1,260,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2046	1,429,621
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2047	1,146,430
5,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	5,533,700
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2035	3,310,350
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2036	3,300,540
3,000,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2041	3,252,000
700,000	NYC GO1	5.000	08/01/2035	761,369
7,360,000	NYC GO1	5.000	12/01/2037	8,450,899
25,740,000	NYC GO6	5.000	12/01/2041	29,407,821
11,000,000	NYC GO6	5.125	03/01/2026	11,329,065
565,000	NYC GO6	5.375	04/01/2036	584,764
14,435,000	NYC GO6	5.375	04/01/2036	14,939,936
15,000	NYC GO1	5.500	11/15/2037	15,046
45,000	NYC GO1	6.000	05/15/2022	45,153
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	463,189
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	419,852
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,629,543
5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	5,009
5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,255,500
135,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	134,549
130,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	131,958
300,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	304,263
1,510,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	1,514,605
70,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	70,019
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	212,766
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,033,433
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,299,816
2,000,000	NYC IDA (Queens Baseball Stadium)[1]	6.500	01/01/2046	2,068,980
25,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)[1]	4.500	07/01/2021	25,000
4,295,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	4,313,511
4,600,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[1]	5.000	07/01/2034	5,042,980
1,200,000	NYC IDA (Yankee Stadium)[1,7]	2.911	03/01/2022	1,188,108
120,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2036	120,571
7,715,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	8,076,448
2,700,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	2,611,980
6,065,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	6,982,513
5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,452,050
2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	2,272,480
1,395,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	1,573,239
10,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	11,251,500
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	1,700,145
1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	1,696,995
835,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	942,080

24      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250%	07/15/2037	$6,068,810
300,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	308,730
920,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2030	1,085,269
1,735,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2032	2,034,513
5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2037	5,689,100
2,387,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2040	2,705,306
7,750,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2040	8,812,680
9,245,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2041	10,342,197
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)[1]	5.000	08/01/2033	1,118,120
2,560,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	2,601,395
5,985,000	NYS DA (ALIA-PSCH)[1]	5.350	12/01/2035	6,117,508
2,615,000	NYS DA (ALIA-PSCH)[1]	6.175	12/01/2031	2,646,197
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2027	165,198
150,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2028	164,816
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2029	76,737
70,000	NYS DA (Brooklyn Law School)[1]	5.000	07/01/2030	76,530
1,250,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	1,289,638
300,000	NYS DA (Catholic Health System)[1]	4.750	07/01/2039	309,513
125,000	NYS DA (Catholic Health System)[1]	5.000	07/01/2032	132,076
50,000	NYS DA (Culinary Institute of America)[1]	5.000	07/01/2034	54,142
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	7,349,815
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,334,946
100,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	113,747
1,000,000	NYS DA (Fordham University)[1]	5.000	07/01/2036	1,135,690
765,000	NYS DA (Fordham University)[1]	5.000	07/01/2041	864,649
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	792,503
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	792,218
565,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	622,557
250,000	NYS DA (Iona College)[1]	5.000	07/01/2032	268,435
3,030,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.500	12/01/2047	3,012,335
3,200,000	NYS DA (L.I. University)[1]	5.000	09/01/2025	3,519,456
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000	07/01/2029	144,624
400,000	NYS DA (New School)[1]	5.000	07/01/2040	442,936
1,350,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2030	1,547,276
1,300,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2031	1,485,380
1,400,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2032	1,597,666
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2033	1,994,633
1,750,000	NYS DA (New York State Dormitory Authority)[1]	5.000	07/01/2040	1,976,293
1,000,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[1]	5.000	05/01/2039	1,081,390
645,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2028	737,267
5,000,000	NYS DA (NYU)[1]	5.000	07/01/2035	5,784,700
1,500,000	NYS DA (NYU)[1]	5.000	07/01/2037	1,662,825

25      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,110,000	NYS DA (NYU)[1]	5.000%	07/01/2045	$1,248,151
600,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2029	666,018
400,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2030	441,708
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2032	329,811
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2033	328,590
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2035	326,649
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2036	217,282
200,000	NYS DA (Orange Regional Medical Center)[1]	5.000	12/01/2037	216,800
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	325,409
500,000	NYS DA (Pratt Institute)[1]	5.000	07/01/2046	560,125
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	318,354
200,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	223,688
50,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	55,922
1,955,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	2,146,453
100,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	112,792
500,000	NYS DA (St. Joseph’s Colleqe)[1]	5.250	07/01/2035	514,575
16,800,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	17,664,024
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,273,900
5,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2041	5,703,150
20,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.750	03/15/2036	20,774,387
1,000,000	NYS DA (State University Educational Facilities)[1]	5.000	05/15/2030	1,110,020
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	581,913
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,080,330
1,755,000	NYS DA (The New School)[1]	5.000	07/01/2035	1,978,517
510,000	NYS DA (The New School)[1]	5.000	07/01/2036	573,714
765,000	NYS DA (The New School)[1]	5.000	07/01/2037	858,720
595,000	NYS DA (The New School)[1]	5.000	07/01/2041	665,508
6,650,000	NYS DA (The New School)[1]	5.000	07/01/2046	7,416,745
4,800,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[1]	5.375	09/01/2050	4,837,104
1,425,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[1]	5.375	10/01/2042	1,431,698
1,110,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,163,080
4,330,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2038	4,375,032
3,750,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2033	4,374,488
20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	20,028
14,875,000	NYS Liberty Devel. Corp. (3 World Trade Center)[1]	5.000	11/15/2044	15,793,829
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	2,192,160
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	5,595,200
20,000,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[6]	5.625	01/15/2046	21,332,400
4,910,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[1]	5.625	01/15/2046	5,237,104
15,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	18,659,100
5,025,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	6,461,396
5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[1]	5.125	01/15/2044	5,252,400
3,300,000	NYS Power Authority[1]	5.000	11/15/2047	3,309,372

26      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$270,000	NYS Thruway Authority[1]	5.000%	01/01/2031	$318,573
195,000	NYS Thruway Authority[1]	5.000	01/01/2032	228,992
1,350,000	NYS Thruway Authority[1]	5.000	01/01/2032	1,476,954
190,000	NYS Thruway Authority[1]	5.000	01/01/2033	222,068
340,000	NYS Thruway Authority[1]	5.000	01/01/2034	396,134
385,000	NYS Thruway Authority[1]	5.000	01/01/2035	447,154
10,175,000	NYS Thruway Authority[1]	5.000	01/01/2037	11,074,674
3,000,000	NYS Thruway Authority[1]	5.250	01/01/2056	3,398,940
55,000	Onondaga County, NY IDA (Salina Free Library)[1]	5.500	12/01/2022	55,076
280,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2033	317,775
200,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2034	225,976
250,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2037	278,325
150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[1]	5.000	05/01/2040	166,257
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,461,230
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,712,078
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,909,405
1,060,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2030	1,175,074
2,345,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2040	2,520,687
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[1]	5.250	12/01/2041	588,511
2,300,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	2,404,420
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,434,800
9,475,000	Port Authority NY/NJ, 198th Series[1]	5.000	11/15/2041	10,873,226
5,000,000	Port Authority NY/NJ, 198th Series[1]	5.250	11/15/2056	5,782,700
3,000,000	Port Authority NY/NJ, 200th Series[1]	5.000	10/15/2042	3,448,620
6,000,000	Port Authority NY/NJ, 200th Series[1]	5.000	10/15/2047	6,887,040
11,300,000	Port Authority NY/NJ, 205th Series[6]	5.250	11/15/2057	13,183,767
2,510,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	2,571,746
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750	08/15/2043	3,227,490
1,000,000	Schenectady, NY Metroplex Devel. Authority[1]	5.500	08/01/2033	1,145,520
45,000	Sodus Village, NY GO1	5.000	05/15/2032	45,153
45,000	Sodus Village, NY GO1	5.000	05/15/2033	45,151
45,000	Sodus Village, NY GO1	5.000	05/15/2034	45,150
45,000	Sodus Village, NY GO1	5.000	05/15/2035	45,149
45,000	Sodus Village, NY GO1	5.000	05/15/2036	45,148
45,000	Sodus Village, NY GO1	5.000	05/15/2037	45,147

27      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$240,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000%		09/01/2041	$259,241
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	112,035
225,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2030	246,839
230,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2031	252,004
815,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2032	891,830
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000		12/01/2040	1,080,660
445,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375		12/01/2040	469,310
85,000	Suffolk County, NY IDA (ALIA-Adelante)[1,2]	6.500		11/01/2037	85,327
3,061,785	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	2,954,623
110,000	Suffolk County, NY IDA (Dowling College)[3,4]	6.700		12/01/2020	27,500
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2032	810,683
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.[1]	5.250		06/01/2037	763,154
1,075,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	1,074,946
1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,391,251
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[5]	06/01/2048	1,407,263
8,220,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	7,675,425
760,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	709,650
2,790,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	2,605,163
1,175,000	Sullivan County, NY Infrastructure (Adelaar)[1]	5.350		11/01/2049	1,097,156
1,160,000	Sullivan County, NY Infrastructure (Adelaar)	5.350		11/01/2049	1,083,150
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[1]	5.000		07/01/2038	2,824,269
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	6,434,036
13,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125		09/01/2040	13,662,350
30,000	Voorheesville, NY GO	5.000		02/15/2023	30,272
35,000	Voorheesville, NY GO	5.000		02/15/2024	35,303
35,000	Voorheesville, NY GO	5.000		02/15/2025	35,287
35,000	Voorheesville, NY GO1	5.000		02/15/2026	35,266
40,000	Voorheesville, NY GO1	5.000		02/15/2027	40,298
40,000	Voorheesville, NY GO1	5.000		02/15/2028	40,284
40,000	Voorheesville, NY GO1	5.000		02/15/2029	40,274
45,000	Voorheesville, NY GO1	5.000		02/15/2030	45,302
45,000	Voorheesville, NY GO1	5.000		02/15/2031	45,290
50,000	Voorheesville, NY GO1	5.000		02/15/2032	50,321
50,000	Voorheesville, NY GO1	5.000		02/15/2033	50,317
55,000	Voorheesville, NY GO1	5.000		02/15/2034	55,340
55,000	Voorheesville, NY GO1	5.000		02/15/2035	55,337
60,000	Voorheesville, NY GO1	5.000		02/15/2036	60,367

28      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$60,000	Voorheesville, NY GO1	5.000%		02/15/2037	$60,365
7,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	7,932,479
2,500,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2044	2,675,625
325,000	Westchester County, NY Healthcare Corp., Series B1	6.125		11/01/2037	354,143
10,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	10,897
80,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	88,590
500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[1]	5.000		06/01/2030	504,760
1,000,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2029	1,116,680
1,500,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[1]	5.000		11/01/2032	1,654,890
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	4,563,000
					846,087,753
U.S. Possessions—13.9%
210,000	Guam Power Authority, Series A1	5.000		10/01/2023	230,034
260,000	Guam Power Authority, Series A1	5.000		10/01/2024	284,183
470,000	Guam Power Authority, Series A1	5.000		10/01/2030	510,693
1,135,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,103,787
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	5,094,650
9,450,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[8]	07/01/2024	7,689,937
685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	668,574
3,455,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,325,403
14,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	14,043,204
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.591	[5]	05/15/2050	477,351
75,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2024	75,176
3,120,000	Puerto Rico Commonwealth GO3	5.125		07/01/2028	1,404,000
4,595,000	Puerto Rico Commonwealth GO3	5.250		07/01/2031	2,067,750
2,500,000	Puerto Rico Commonwealth GO3	5.375		07/01/2033	1,125,000
485,000	Puerto Rico Commonwealth GO3	5.500		07/01/2018	218,250
10,000,000	Puerto Rico Commonwealth GO3	5.500		07/01/2032	4,500,000
1,500,000	Puerto Rico Commonwealth GO3	5.625		07/01/2033	652,500
8,000,000	Puerto Rico Commonwealth GO3	5.750		07/01/2036	3,480,000
726,441	Puerto Rico Electric Power Authority[3]	10.000		07/01/2019	285,128
726,440	Puerto Rico Electric Power Authority[3]	10.000		07/01/2019	285,128
544,830	Puerto Rico Electric Power Authority[3]	10.000		01/01/2021	213,846
544,830	Puerto Rico Electric Power Authority[3]	10.000		07/01/2021	213,846
181,611	Puerto Rico Electric Power Authority[3]	10.000		01/01/2022	71,055
181,610	Puerto Rico Electric Power Authority[3]	10.000		07/01/2022	71,055
8,425,000	Puerto Rico Electric Power Authority, Series A3	5.000		07/01/2029	3,264,688
2,000,000	Puerto Rico Electric Power Authority, Series A3	5.000		07/01/2042	775,000

29      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,445,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250%		07/01/2022	$1,334,938
5,735,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2025	2,222,313
5,000,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2030	1,937,500
2,155,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250		07/01/2031	835,063
1,000,000	Puerto Rico Electric Power Authority, Series RR, SGI	5.000		07/01/2027	896,210
3,100,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2025	1,201,250
3,750,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2026	1,453,125
1,685,000	Puerto Rico Electric Power Authority, Series WW3	5.000		07/01/2028	652,937
2,535,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2038	982,312
1,825,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2027	707,187
355,000	Puerto Rico Highway & Transportation Authority[3]	5.000		07/01/2028	16,596
1,000,000	Puerto Rico Highway & Transportation Authority[3]	5.300		07/01/2035	607,500
2,150,000	Puerto Rico Highway & Transportation Authority[3]	5.500		07/01/2030	1,306,125
5,000	Puerto Rico Highway & Transportation Authority, Series A3	5.000		07/01/2038	962
7,405,000	Puerto Rico Highway & Transportation Authority, Series K3	5.000		07/01/2030	1,425,462
4,000,000	Puerto Rico Infrastructure[9]	5.000		07/01/2041	305,000
725,000	Puerto Rico Infrastructure, FGIC[10]	5.500		07/01/2024	560,062
4,600,000	Puerto Rico Infrastructure, FGIC[10]	7.458	[5]	07/01/2030	1,658,898
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.500		10/01/2037	506,250
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	187,000
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	946,000
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	115,700
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	163,875
640,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	549,440
100,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	100,343
3,675,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2022	3,587,278
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	103,688
4,200,000	Puerto Rico Public Buildings Authority[9]	5.000		07/01/2032	1,858,500
810,000	Puerto Rico Public Buildings Authority[3]	5.250		07/01/2029	358,425
4,795,000	Puerto Rico Public Buildings Authority[9]	5.625		07/01/2039	2,121,787
235,000	Puerto Rico Public Buildings Authority[9]	6.000		07/01/2041	100,462
3,500,000	Puerto Rico Public Buildings Authority[3]	6.750		07/01/2036	1,548,750
4,055,000	Puerto Rico Public Finance Corp., Series B3	5.500		08/01/2031	103,646
410,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2043	97,375
4,280,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.807	[5]	08/01/2042	999,936
28,265,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.072	[5]	08/01/2044	5,920,387
8,305,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.219	[5]	08/01/2041	2,054,823
34,720,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.261	[5]	08/01/2043	7,668,954

30      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,095,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.718%[5]		08/01/2045	$416,235
38,120,000	Puerto Rico Sales Tax Financing Corp., Series A3	7.535	[5]	08/01/2036	2,578,818
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000		08/01/2040	7,637,500
8,600,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000		08/01/2046	5,052,500
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.250		08/01/2041	712,500
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.500		08/01/2040	1,187,500
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.546	[5]	08/01/2038	1,620,878
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.500		08/01/2035	1,769,375
770,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.750	[8]	08/01/2032	182,875
1,000,000	University of Puerto Rico	5.000		06/01/2025	678,000
5,925,000	University of Puerto Rico, Series Q	5.000		06/01/2030	4,017,150
1,700,000	University of Puerto Rico, Series Q	5.000		06/01/2036	1,152,600
					126,332,228
Total Municipal Bonds and Notes (Cost $1,045,412,487)					972,419,981

Corporate Bond and Note—0.2%
2,137,836	Dowling College, NY, Series 2015 Taxable Revenue Bond[4,9,11] (Cost $2,143,449)	7.500		06/15/2018	2,098,128

Shares
Common Stock—1.0%
3,100	CMS Liquidating Trust[4,11,1][2] (Cost $9,920,000)				8,990,000
Total Investments, at Value (Cost $1,057,475,936)—107.9%					983,508,109
Net Other Assets (Liabilities)—(7.9)					(71,797,995)
Net Assets—100.0%					$911,710,114

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

31      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

10. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

11. Received as a result of a corporate action.

12. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
ACDS	Assoc. for Children with Down Syndrome
AFMAC	Association for Metro Area Autistic Children
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
DA	Dormitory Authority
EFC	Environmental Facilities Corp.
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FIT	Fashion Institute of Technology
FrankHosp	Franklin Hospital
GCH	Glen Cove Hospital
GO	General Obligation
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
RS	Rivendell School
SGI	Syncora Guarantee, Inc.

32      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

Shosp	Southside Hospital
SIUH	Staten Island University Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
VBHosp	Vassar Brothers Hospital
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets
Investments, at value (cost $1,057,475,936)—see accompanying statement of investments	$983,508,109
Cash	1,986,654
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	15,726,764
Interest	11,378,325
Shares of beneficial interest sold	385,631
Other	618,674
Total assets	1,013,604,157
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	98,965,000
Payable for borrowings (See Note 9)	500,000
Shares of beneficial interest redeemed	1,617,922
Dividends	314,878
Distribution and service plan fees	179,880
Trustees’ compensation	158,370
Interest expense on borrowings	14,276
Shareholder communications	12,303
Other	131,414
Total liabilities	101,894,043
Net Assets	$911,710,114

Composition of Net Assets

Par value of shares of beneficial interest	$83,093
Additional paid-in capital	1,112,088,069
Accumulated net investment loss	(2,552,403)
Accumulated net realized loss on investments	(123,940,818)
Net unrealized depreciation on investments	(73,967,827)
Net Assets	$911,710,114

34      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $762,989,987 and 69,548,098 shares of beneficial interest outstanding)	$10.97
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.52
Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $259,819 and 23,665 shares of beneficial interest outstanding)	$10.98
Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,160,422 and 8,213,837 shares of beneficial interest outstanding)	$10.98
Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $58,299,886 and 5,307,380 shares of beneficial interest outstanding)	$10.98

See accompanying Notes to Financial Statements.

35      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Investment Income
Interest	$20,987,455
Expenses
Management fees	2,338,033
Distribution and service plan fees:
Class A	937,049
Class B	2,001
Class C	471,277
Transfer and shareholder servicing agent fees:
Class A	396,430
Class B	200
Class C	47,142
Class Y	31,848
Shareholder communications:
Class A	8,832
Class B	23
Class C	2,058
Class Y	1,038
Borrowing fees	533,289
Legal, auditing and other professional fees	422,272
Interest expense and fees on short-term floating rate notes issued (See Note 4)	304,706
Interest expense on borrowings	112,464
Trustees’ compensation	6,246
Custodian fees and expenses	5,437
Other	8,827
Total expenses	5,629,172
Net Investment Income	15,358,283
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(22,079,861)
Net change in unrealized appreciation/depreciation on investment transactions	5,959,321
Net Decrease in Net Assets Resulting from Operations	$(762,257)

See accompanying Notes to Financial Statements.

36      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations
Net investment income	$15,358,283	$38,184,935
Net realized loss	(22,079,861)	(26,484,278)
Net change in unrealized appreciation/depreciation	5,959,321	(12,986,283)
Net decrease in net assets resulting from operations	(762,257)	(1,285,626)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,488,973)	(34,341,693)
Class B	(4,766)	(23,172)
Class C	(1,124,052)	(3,412,040)
Class Y	(1,075,835)	(2,646,742)
	(14,693,626)	(40,423,647)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(96,219,678)	(88,563,542)
Class B	(296,583)	(622,785)
Class C	(12,307,907)	(17,484,842)
Class Y	(9,973,540)	12,142,830
	(118,797,708)	(94,528,339)
Net Assets
Total decrease	(134,253,591)	(136,237,612)
Beginning of period	1,045,963,705	1,182,201,317
End of period (including accumulated net investment loss of $2,552,403 and $3,217,060, respectively)	$911,710,114	$1,045,963,705

See accompanying Notes to Financial Statements.

37      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.11	$11.52	$11.08	$11.24	$10.80	$12.22
Income (loss) from investment operations: Net investment income[1]	0.18	0.39	0.47	0.59	0.63	0.62
Net realized and unrealized gain (loss)	(0.15)	(0.38)	0.53	(0.14)	0.45	(1.39)

Total from investment operations	0.03	0.01	1.00	0.45	1.08	(0.77)
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.17)	(0.42)	(0.56)	(0.61)	(0.64)	(0.65)
Net asset value, end of period	$10.97	$11.11	$11.52	$11.08	$11.24	$10.80

Total Return, at Net Asset Value[2]	0.30%	0.08%	9.24%	4.07%	10.28%	(6.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$762,990	$872,008	$995,737	$930,256	$995,042	$1,016,554
Average net assets (in thousands)	$794,202	$924,142	$955,376	$975,212	$997,908	$1,174,169
Ratios to average net assets:[3] Net investment income	3.30%	3.52%	4.20%	5.26%	5.78%	5.19%
Expenses excluding specific expenses listed below	0.92%	0.82%	1.00%	0.83%	0.80%	0.75%
Interest and fees from borrowings	0.14%	0.13%	0.06%	0.05%	0.07%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.07%	0.11%	0.11%

Total expenses	1.12%	1.01%	1.13%	0.95%	0.98%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.01%	1.13%	0.95%	0.98%[5]	0.94%[5]
Portfolio turnover rate	6%	47%	34%	7%	10%	15%

38      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1.  Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

39      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.12	$11.53	$11.09	$11.25	$10.81	$12.23
Income (loss) from investment operations: Net investment income[1]	0.14	0.32	0.40	0.50	0.55	0.51
Net realized and unrealized gain (loss)	(0.15)	(0.40)	0.51	(0.14)	0.44	(1.40)

Total from investment operations	(0.01)	(0.08)	0.91	0.36	0.99	(0.89)
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.13)	(0.33)	(0.47)	(0.52)	(0.55)	(0.53)
Net asset value, end of period	$10.98	$11.12	$11.53	$11.09	$11.25	$10.81

Total Return, at Net Asset Value[2]	(0.09)%	(0.70)%	8.38%	3.27%	9.41%	(7.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$260	$568	$1,229	$2,313	$3,060	$4,738
Average net assets (in thousands)	$398	$767	$1,646	$2,643	$3,730	$7,451
Ratios to average net assets:[3] Net investment income	2.50%	2.81%	3.58%	4.50%	5.01%	4.22%
Expenses excluding specific expenses listed below	1.70%	1.60%	1.78%	1.61%	1.61%	1.66%
Interest and fees from borrowings	0.14%	0.13%	0.06%	0.05%	0.07%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.07%	0.11%	0.11%

Total expenses	1.90%	1.79%	1.91%	1.73%	1.79%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.79%	1.91%	1.73%	1.79%[5]	1.85%[5]
Portfolio turnover rate	6%	47%	34%	7%	10%	15%

40      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

41      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.12	$11.53	$11.09	$11.25	$10.81	$12.23
Income (loss) from investment operations: Net investment income[1]	0.14	0.31	0.39	0.50	0.55	0.53
Net realized and unrealized gain (loss)	(0.15)	(0.39)	0.53	(0.14)	0.44	(1.40)

Total from investment operations	(0.01)	(0.08)	0.92	0.36	0.99	(0.87)
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.13)	(0.33)	(0.48)	(0.52)	(0.55)	(0.55)
Net asset value, end of period	$10.98	$11.12	$11.53	$11.09	$11.25	$10.81

Total Return, at Net Asset Value[2]	(0.08)%	(0.68)%	8.41%	3.28%	9.43%	(7.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,160	$104,010	$125,732	$116,022	$123,105	$125,711
Average net assets (in thousands)	$94,460	$115,022	$120,211	$123,420	$122,766	$151,268
Ratios to average net assets:[3] Net investment income	2.53%	2.78%	3.44%	4.50%	5.01%	4.39%
Expenses excluding specific expenses listed below	1.69%	1.59%	1.76%	1.59%	1.57%	1.54%
Interest and fees from borrowings	0.14%	0.13%	0.06%	0.05%	0.07%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.07%	0.11%	0.11%

Total expenses	1.89%	1.78%	1.89%	1.71%	1.75%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.78%	1.89%	1.71%	1.75%[5]	1.73%[5]
Portfolio turnover rate	6%	47%	34%	7%	10%	15%

42      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

43      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$11.13	$11.54	$11.09	$11.25	$10.81	$12.23
Income (loss) from investment operations: Net investment income[1]	0.19	0.41	0.49	0.62	0.65	0.65
Net realized and unrealized gain (loss)	(0.16)	(0.38)	0.55	(0.15)	0.45	(1.40)

Total from investment operations	0.03	0.03	1.04	0.47	1.10	(0.75)
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.18)	(0.44)	(0.59)	(0.63)	(0.66)	(0.67)
Net asset value, end of period	$10.98	$11.13	$11.54	$11.09	$11.25	$10.81

Total Return, at Net Asset Value[2]	0.32%	0.32%	9.58%	4.22%	10.54%	(6.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,300	$69,378	$59,503	$45,449	$50,021	$49,435
Average net assets (in thousands)	$63,784	$68,096	$51,694	$49,242	$41,597	$48,673
Ratios to average net assets:[3] Net investment income	3.53%	3.69%	4.40%	5.50%	5.98%	5.39%
Expenses excluding specific expenses listed below	0.68%	0.59%	0.76%	0.59%	0.56%	0.51%
Interest and fees from borrowings	0.14%	0.13%	0.06%	0.05%	0.07%	0.08%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.07%	0.11%	0.11%

Total expenses	0.88%	0.78%	0.89%	0.71%	0.74%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.78%	0.89%	0.71%	0.74%	0.70%[5]
Portfolio turnover rate	6%	47%	34%	7%	10%	15%

44      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

46      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

47      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2018	$ 43,255,092
No expiration	54,977,626

Total	$ 98,232,718

At period end, it is estimated that the capital loss carryforwards would be $43,255,092 expiring by 2018 and $77,057,487, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$959,732,110[1]

Gross unrealized appreciation	$24,202,353

Gross unrealized depreciation	(98,494,611)

Net unrealized depreciation	$(74,292,258)

1. The Federal tax cost of securities does not include cost of $98,068,257, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value

48      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at

49      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

50      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$839,494,003	$6,593,750	$846,087,753
U.S. Possessions	—	126,332,228	—	126,332,228
Corporate Bond and Note	—	—	2,098,128	2,098,128
Common Stock	—	—	8,990,000	8,990,000

Total Assets	$—	$965,826,231	$17,681,878	$983,508,109

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$6,161,580	$—	$432,170	$—
Corporate Bond and Note	5,039,750	(8,537)	219,929	14,150
Common Stock	8,447,500	—	542,500	—

Total Assets	$19,648,830	$(8,537)	$1,194,599	$14,150

a. Included in net investment income.
			Sales	Value as of March 31, 2018
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York			$—	$6,593,750
Corporate Bond and Note			(3,167,164)	2,098,128
Common Stock			—	8,990,000

Total Assets			$(3,167,164)	$17,681,878

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

51      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Assets Table
Investment, at Value
Municipal Bonds and Notes
New York	$432,170
Corporate Bond and Note	219,929
Common Stock	542,500

Total	$1,194,599

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of March 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$6,593,750	Pricing service	N/A	N/A	N/A (a)
Corporate Bond and Note	2,098,128	Pricing service	N/A	N/A	N/A (a)
Common Stock	8,990,000	Pricing service	N/A	N/A	N/A (a)

Total	$17,681,878

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets

52      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating

53      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the

54      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $26,725,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $161,969,119 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $98,965,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$6,750,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0551-1 Trust	6.439%	2/15/42	$8,634,870
2,500,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0551-2 Trust	6.439	2/15/45	3,185,675
3,870,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF2498 Trust	11.544	11/15/56	6,038,284
2,500,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF2499 Trust	11.727	11/15/57	4,203,150
2,750,000	NYC GO Tender Option Bond Series 2015-XF2014 Trust[3]	11.103	3/1/26	3,079,065
3,750,000	NYC GO Tender Option Bond Series 2015-XF2108 Trust	11.969	4/1/36	4,274,700
6,435,000	NYC GO Tender Option Bond Series 2017-XF0552 Trust	10.835	12/1/41	10,102,821
6,670,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0012 Trust	10.460	3/15/36	7,444,387

55      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 10,000,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2023 Trust[3]	7.498%	1/15/46	$11,332,400
2,825,000	Port Authority NY/NJ, 205th Series Tender Option Bond Series 2017-XF0584 Trust[3]	11.660	11/15/57	4,708,767

				$63,004,119

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $96,965,000 or 9.57% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a

56      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$15,726,764

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

57      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Cost	$134,483,239
Market Value	$63,468,153
Market Value as % of Net Assets	6.96%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

58      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	3,069,735	$33,085,927	8,739,314	$97,449,291
Dividends and/or distributions reinvested	1,005,831	10,889,430	2,687,260	30,097,256
Redeemed	(12,988,159)	(140,195,035)	(19,386,253)	(216,110,089)
Net decrease	(8,912,593)	$(96,219,678)	(7,959,679)	$(88,563,542)

Class B
Sold	68	$730	126	$1,413
Dividends and/or distributions reinvested	397	4,293	1,727	19,348
Redeemed	(27,914)	(301,606)	(57,301)	(643,546)
Net decrease	(27,449)	$(296,583)	(55,448)	$(622,785)

Class C
Sold	619,798	$6,699,207	1,365,280	$15,280,479
Dividends and/or distributions reinvested	93,404	1,011,647	254,252	2,849,314
Redeemed	(1,852,796)	(20,018,761)	(3,172,781)	(35,614,635)
Net decrease	(1,139,594)	$(12,307,907)	(1,553,249)	$(17,484,842)

Class Y
Sold	1,761,473	$19,073,844	3,706,983	$41,473,405
Dividends and/or distributions reinvested	82,811	897,741	175,353	1,968,326
Redeemed	(2,771,398)	(29,945,125)	(2,806,082)	(31,298,901)
Net increase (decrease)	(927,114)	$(9,973,540)	1,076,254	$12,142,830

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$60,083,781	$226,113,763

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

59      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.49% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

60      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	7,102
Accumulated Liability as of March 31, 2018	61,249

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

61      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$12,981	$18,145	$145	$3,676

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the

62      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.8629% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.8629%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$15,439,011
Average Daily Interest Rate	1.476%
Fees Paid	$661,043
Interest Paid	$138,831

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s

63      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$96,881

64      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

65      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester AMT-Free New York Municipal Fund	10/24/17	57.6%	0.0%	42.4%

66      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Elizabeth S. Mossow, Vice President

Richard A. Stein, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

67      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials—your online security profile-typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

69      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

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71      OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0360.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018